GSR05AR1 - Price/Yield - 1A1

LIBOR_1YR

3.11

CMT_1YR

2.82

Balance

$206,045,000.00

Delay

24

Coupon

4.457

Dated

1/1/2005

SWAPS

Settle

1/31/2005

First Payment

2/25/2005

1YR

3.11

2YR

3.5471

3YR

3.7681

4YR

3.9493

5YR

4.1105

Price	0 CPB	15 CPB	25 CPB	35 CPB	45 CPB

100.40234	4.235	4.161	4.099	4.024	3.930	Yield

100.40234	56	60	64	68	70	Spread

100.43359	4.221	4.145	4.080	4.002	3.904	Yield

100.43359	55	58	63	66	67	Spread

100.46484	4.208	4.129	4.062	3.980	3.879	Yield

100.46484	54	56	61	64	64	Spread

100.49609	4.195	4.113	4.043	3.959	3.853	Yield

100.49609	52	55	59	62	62	Spread

100.52734	4.182	4.097	4.025	3.937	3.828	Yield

100.52734	51	53	57	60	59	Spread
100.55859	4.169	4.081	4.006	3.916	3.802	Yield
100.55859	50	52	55	58	57	Spread
100.58984	4.156	4.065	3.988	3.894	3.777	Yield
100.58984	48	50	53	55	54	Spread
100.62109	4.143	4.049	3.969	3.873	3.751	Yield
100.62109	47	48	51	53	52	Spread
100.65234	4.130	4.033	3.951	3.851	3.726	Yield
100.65234	46	47	50	51	49	Spread
100.68359	4.117	4.017	3.933	3.830	3.701	Yield
100.68359	44	45	48	49	47	Spread
100.71484	4.104	4.002	3.914	3.808	3.675	Yield
100.71484	43	44	46	47	44	Spread
100.74609	4.091	3.986	3.896	3.787	3.650	Yield
100.74609	42	42	44	45	42	Spread
100.77734	4.078	3.970	3.877	3.765	3.625	Yield
100.77734	41	40	42	43	39	Spread
100.80859	4.065	3.954	3.859	3.744	3.599	Yield
100.80859	39	39	40	40	36	Spread
100.83984	4.052	3.938	3.840	3.722	3.574	Yield
100.83984	38	37	39	38	34	Spread
100.87109	4.039	3.922	3.822	3.701	3.549	Yield
100.87109	37	36	37	36	31	Spread
100.90234	4.026	3.906	3.804	3.679	3.523	Yield
100.90234	35	34	35	34	29	Spread
100.93359	4.013	3.890	3.785	3.658	3.498	Yield
100.93359	34	33	33	32	26	Spread
100.96484	4.000	3.874	3.767	3.636	3.473	Yield
100.96484	33	31	31	30	24	Spread
100.99609	3.988	3.858	3.749	3.615	3.447	Yield
100.99609	32	29	29	28	21	Spread
101.02734	3.975	3.843	3.730	3.594	3.422	Yield
101.02734	30	28	28	25	19	Spread

WAL	2.57	2.08	1.79	1.53	1.29
Mod Durn	2.38	1.94	1.68	1.44	1.22
Principal Window	Feb05 - Oct07	Feb05 - Oct07	Feb05 - Oct07	Feb05 - Oct07	Feb05 - Oct07

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.  Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.